EXHIBIT 99.2

FOR RELEASE: 04/28/04
MEDIA CONTACT: Sheila Odom, 402.458.2329
INVESTOR CONTACT: Cheryl Watson, 317.469.2064

NELNET, INC. SUPPLEMENTAL FINANCIAL INFORMATION FIRST QUARTER 2004

The following supplemental information should be read in connection with the first quarter 2004 earnings press release of Nelnet, Inc. (the "Company"), dated April 28, 2004.

Statements in this supplemental financial information release, which refer to expectations as to future developments, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements contemplate risks, uncertainties, and other factors that may cause the actual results to differ materially from such forward-looking statements. Such factors include among others, changes in, or arising from, the implementation of applicable laws and regulations or changes in laws and regulations affecting the education finance marketplace. Changes in the terms of student loans and the educational credit marketplace arising from the implementation of applicable laws and regulations and from changes in such laws and regulations, changes in the demand for educational financing or in financing preferences of educational institutions, students and their families, and changes in the general interest rate environments, could also have substantial impact on future results. For more information see our filings with the Securities and Exchange Commission.

CONDENSED STATEMENTS OF INCOME AND FINANCIAL DATA

                                                         Three Months Ended
                                                             March 31,
                                                     ---------------------------
                                                         2004           2003
                                                     ------------  -------------
                                                            (Unaudited)
                                                       (dollars in thousands,
                                                         except share data)
Interest income:
    Loan interest, excluding variable
      rate floor income                              $   108,196   $   100,009
    Variable rate floor income                               348         5,800
    Amortization of loan premiums                        (19,817)      (16,127)
    Investment interest                                    3,651         3,925
                                                     ------------  ------------
     Total interest income                                92,378        93,607

Interest expense:
    Interest on bonds and notes payable                   49,043        51,349
                                                     ------------  ------------
     Net interest income                                  43,335        42,258

Less provision for loan losses                             3,115         2,410
                                                     ------------  ------------
     Net interest income after provision
       for loan losses                                    40,220        39,848
                                                     ------------  ------------
Other income:
    Loan servicing and other fee income                   25,709        25,837
    Software services and other income                     5,578         4,640
    Derivative market value adjustment and
      net settlements                                     (3,741)            -
                                                     ------------  ------------
     Total other income                                   27,546        30,477
                                                     ------------  ------------
Operating expenses:
    Salaries and benefits                                 27,769        26,505
    Other expenses                                        23,365        24,924
    Amortization of intangible assets                      2,078         3,696
                                                     ------------  ------------
        Total operating expenses                          53,212        55,125
                                                     ------------  ------------

        Income before income taxes                        14,554        15,200

Income tax expense                                         5,433         5,622
                                                     ------------  ------------

     Net income                                      $     9,121   $     9,578
                                                     ============  ============

     Earnings per share, basic and diluted           $      0.17   $      0.21
                                                     ============  ============

Weighted average shares outstanding                   53,635,631    44,982,490

CONDENSED BALANCE SHEETS AND FINANCIAL DATA


                                                          As of March 31,
                                                   ----------------------------
                                                       2004            2003
                                                   -------------   ------------
                                                            (Unaudited)
                                                      (dollars in thousands)
                    Assets
Student loans receivable, net                      $ 11,206,609   $  9,035,318
Cash, cash equivalents and investments                1,099,678        790,433
Other assets                                            322,280        282,888
                                                    ------------   ------------
    Total assets                                   $ 12,628,567   $ 10,108,639
                                                    ============   ============

     LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
    Bonds and notes payable                        $ 12,140,725   $  9,890,819
    Other liabilities                                   173,205         98,957
                                                    ------------   ------------
       Total liabilities                             12,313,930      9,989,776
                                                    ------------   ------------

Shareholders' equity                                    314,637        118,863
                                                    ------------   ------------
       Total liabilities and shareholders' equity  $ 12,628,567   $ 10,108,639
                                                    ============   ============

Average student loans                              $ 10,453,826   $  8,348,923
Return on average total assets                            0.30%          0.39%
Return on average equity                                  11.7%          33.8%


DERIVATIVE ACCOUNTING
The Company maintains an overall interest rate risk management strategy that incorporates the use of derivative instruments to reduce the economic effect of interest rate volatility. Derivative instruments that are currently used as part of the Company's interest rate risk management strategy include interest rate swaps and basis swaps. The Company's goal is to manage interest rate sensitivity by modifying the re-pricing or maturity characteristics of certain balance sheet assets and liabilities. Management has structured all of the Company's derivative transactions with the intent that each is economically effective. However, such derivative instruments may not qualify for hedge accounting under Statement of Financial Accounting Standards ("SFAS") No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, and thus may adversely impact earnings.

A recent interpretation of SFAS No. 133 requires net settlements on derivatives that do not qualify as hedges under SFAS No. 133 to be included with the derivative market value adjustment on the income statement. The following is a summary of the amounts included in derivative market value adjustment and net settlements on the consolidated statements of income:



                                             Three months ended
                                                 March 31,
                                            --------------------
                                              2004         2003
                                            -------      -------
                                                (unaudited)
                                           (dollars in thousands)

        Change in fair value of
          derivative instruments             $(2,527)    $      -
        Settlements, net                      (1,214)           -
                                             --------    ---------
        Derivative market value adjustment
          and net settlements                $(3,741)    $      -
                                             ========    =========

STUDENT LOAN SPREAD
The following table analyzes the student loan spread on our portfolio of student loans. This table represents the spread on assets earned in conjunction with the liabilities used to fund the assets.

                                                Three months ended
                                                    March 31,
                                               --------------------
                                                 2004         2003
                                               -------      -------
                                                   (unaudited)

        Student loan yield                       4.71 %         5.48 %
        Consolidation rebate fees               (0.55)         (0.41)
        Premium amortization                    (0.76)         (0.77)
                                                -------       -------
        Student loan net yield                   3.40           4.30
        Student loan cost of funds              (1.69)         (2.13)
                                                -------       -------
        Student loan spread, including
          variable rate floor income             1.71           2.17
        Variable rate floor income              (0.01)         (0.28)
                                                -------       -------
        Student loan spread, excluding
          variable rate floor income             1.70 %         1.89 %
                                                =======       =======
        Average balance of student loans
          (dollars in thousands)          $10,453,826     $8,348,923

STUDENT LOANS RECEIVABLE, NET
Student loans receivable, net includes all student loans owned by or on behalf of the Company and includes the unamortized cost of acquisition or origination less an allowance for losses. The table below describes the components of our loan portfolio:

                                                 As of March 31,
                                   ---------------------------------------------
                                           2004                    2003
                                   --------------------      -------------------
                                               Percent                   Percent
                                   Dollars    of total       Dollars    of total
                                   ---------  ---------      --------   --------
                                                    (unaudited)
                                               (dollars in thousands)
FFELP:
  Stafford                        $4,821,308     43.0 %     $5,053,270    55.9 %
  PLUS/SLS (a)                       258,406      2.3          303,099     3.4
  Consolidation                    5,894,594     52.6        3,436,352    38.0
Non-FFELP:
  Private loans                       91,557      0.8           88,839     1.0
                                  ----------    ------     -----------    -----
        Total                     11,065,865     98.7        8,881,560    98.3

Unamortized premiums                 157,367      1.4          166,980     1.8
Allowance for loan losses:
  Allowance - FFELP                  (11,225)    (0.1)         (10,092)   (0.1)
  Allowance - private                 (5,398)    (0.0)          (3,130)   (0.0)
                                  -----------   -------     ----------   -------
        Net                       $11,206,609   100.0 %     $9,035,318   100.0 %
                                  ===========   =======     ==========   =======
------------
(a) Supplemental loans for students, or SLS, are the predecessor to unsubsidized Stafford loans.

The table below sets forth the loans originated or acquired through each of our channels:


                                                       Three months ended
                                                           March 31,
                                                      --------------------
                                                        2004        2003
                                                      -------      -------
                                                           (unaudited)
                                                      (dollars in thousands)

        Beginning balance                           $10,314,874    $8,404,388
        Direct channel:
          Consolidation loan originations               806,565       444,224
          Less consolidation of existing portfolio     (321,009)     (235,000)
                                                    -----------   -----------
              Net consolidation loan originations       485,556       209,224
          Stafford/PLUS loan originations                92,927        86,116
        Branding partner channel                        354,503       366,322
        Forward flow channel                             85,204       140,607
        Other channels                                   20,996        28,620
                                                    -----------   -----------
          Total channel acquisitions                  1,039,186       830,889

        Repayments, claims, capitalized
          interest and other                           (288,195)     (353,717)
                                                    -----------   -----------
        Ending balance                              $11,065,865    $8,881,560
                                                    ===========   ===========